Fees Summary	Dec. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,300,000.00
Previously Paid Amount	0.00
Total Fee Amount	317.63
Total Offset Amount	0.00
Net Fee	$ 317.63